Exhibit 4.22
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

Westpac Institutional Banking
Level 3, 275 Kent Street
SYDNEY NSW 2000
Phone:	(02) 8254 8812
Fax:	(02) 8254 8999
20 July 2010
Sims Metal Management Limited
Suite 1202, Level 12
65 Berry Street
North Sydney NSW 2060
Attention: Peter Ricketts
Variation to Cash Advance Facility for the Sims Group
Westpac Banking Corporation (Westpac) proposes to further vary its facility currently available to Sims Metal Management Limited ACN 114 838 630 (Sims) and its subsidiaries listed in Schedule 1 (together the Undertaking Companies) on the terms set out in Westpac’s agreement dated 1 November 2000, as amended (the Agreement), and the Standard Terms dated 2 November 2009, as amended (the Standard Terms).
The amendments needed to document the varied facility are set out below.
Please confirm the Undertaking Companies’ acceptance of these amendments by signing the accompanying copy of this letter and arranging for it to be signed also by the companies listed in Schedule 2 (together the Guarantors) and returning it to us within 30 days of the date of this letter or such later date as Westpac may agree in writing.
Capitalised terms defined in the Agreement and the Standard Terms have the same meanings when used in this letter.
This is a Bank Document for the purposes of the Standard Terms.
1. Amendments
In the Agreement, the following sections of the Facility Details replace the equivalent existing sections:
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Maximum amount outstanding at any time	Tranche A: $250,000,000 (as reduced, the Tranche A Commitment). Tranche B: $150,000,000 (as reduced, the Tranche B Commitment), (together the Commitment).

Sims Metal Management Limited may cancel all or part of the undrawn Tranche A Commitment or Tranche B Commitment on 20 Business Days’ Notice to Westpac. The Commitment will be automatically cancelled on the last day of the Term or as otherwise agreed in writing by Westpac and Sims.

Margin	The Margin is payable on outstandings drawn under the facility and will vary as set out in the following grid.

(The calculation and definition of the Finance Debt/EBITDA multiple is set out in the Standard Terms).

Finance Debt/	Tranche A	Tranche B
EBITDA =	Margin	Margin
[*]	[*]	[*]

The amendments to the Margin contained in the grid set out above will take effect when the conditions precedent set out below are satisfied.

Any adjustment to the Margin according to the grid set out above following a change in the Finance Debt/EBITDA multiple will be effective from the beginning of the first interest period which commences on a date following the delivery of a compliance certificate under clause 4(a)(ii) of the Standard Terms. The adjusted Margin will apply until a subsequent compliance certificate discloses a change in the Finance Debt/EBITDA multiple.

Undrawn Line Fee	Calculated as a percentage per annum of the daily amount of the undrawn Tranche A Commitment and the undrawn Tranche B Commitment as set out below. It is payable quarterly in arrears on the last Business Day of each calendar quarter, and on the last day of the Term (or at any other intervals designated by Westpac from time to time). If the Commitment is cancelled or reduced in the calendar quarter the relevant amount of fee is not refundable.

(The calculation and definition of the Finance Debt/EBITDA multiple is set out in the Standard Terms).

Tranche A Commitment:

[*] of the applicable Margin.

Tranche B Commitment:

[*] of the applicable Margin.

Term	For Tranche A and Tranche B until 1 August 2011 or as otherwise agreed (the Term).
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2. General
Conditions Precedent
Before the amendments referred to above become effective Westpac must confirm in writing that the following conditions precedent have been satisfied:
•	the Undertaking Companies and the Guarantors must sign and return a copy of this agreement; and

•	[*]
References to Agreement
Any reference in the Agreement or the Standard Terms to the Agreement includes a reference to the Agreement as amended by this letter or as further varied from time to time.
Confirmation of Agreement
Other than set out in this letter, the Agreement remains unchanged.
Confirmation by SMM — North America Trade Corporation
SMM — North America Trade Corporation acknowledges that it is bound by the Standard Terms as an Undertaking Company and consents to the amendments to the Standard Terms by the Variation to Standard Terms dated 2 November 2009 (the Variation). Any reference to “Sims — North America Trade Corporation” in the Variation is a reference to SMM — North America Trade Corporation.
Confirmation by Guarantors
Each Guarantor confirms that:
•	It agrees to the amendments to the Agreement referred to in this letter;

•	The amendments do not in any way release, reduce or limit its liability and obligations to Westpac under the Group Guarantee dated 15 November 2000 between (amongst others) it and Westpac (the “Group Guarantee”);

•	The Group Guarantee remains a valid obligation binding on it to pay amongst other things and according to its terms, all moneys due and payable from time to time to Westpac under the Agreement and Standard Terms as varied from time to time;

•	Westpac is under no obligation to advise it of any further variation to the Agreement as a result of having requested this confirmation; and

•	This confirmation is binding on it irrespective of whether all Guarantors sign or whether the statements are true in respect of each other Guarantor.
Governing law and Jurisdiction
This letter is governed by New South Wales law. The Undertaking Companies and Guarantors accept the non-exclusive jurisdiction of the courts having jurisdiction there.
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Schedule 1

ACN/ARBN/Registered Number/Place of
Name of Undertaking Company	Incorporation
Sims Group Australia Holdings Limited	008 634 526
Sims Group UK Limited	UK 3242331
Sims Group UK Holdings Limited	UK 2904307
Mirec BV	The Netherlands 17073024
Sims Recycling Solutions AB	Sweden
Sims Group USA Corporation	Delaware
Sims Group Global Trade Corporation	Delaware
North Carolina Resource Conservation, LLC	North Carolina
Sims Group USA Holdings Corporation	Delaware
Schiabo Larovo Corporation	Delaware
Simsmetal East LLC	Delaware
Simsmetal West LLC	Delaware
Metal Management, Inc.	Delaware
Metal Management Alabama, Inc.	Delaware
Metal Management Arizona, L.L.C.	Arizona
Metal Management Connecticut, Inc.	Delaware
Metal Management Memphis, L.L.C.	Tennessee
Metal Management Midwest, Inc.	Illinois
Metal Management Mississippi, Inc.	Delaware
Metal Management Northeast, Inc.	New Jersey
Metal Management Ohio, Inc.	Ohio
Metal Management West, Inc.	Colorado
Proler Southwest LP	Texas
Metal Dynamics Detroit LLC	Delaware
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Schedule 2

ACN/ARBN/Registered Number/Place of
Name of Guarantor	Incorporation
Sims Group Australia Holdings Limited	008 634 526
Sims Metal Management Limited	114 838 630
Simsmetal Holdings Pty Limited	000 021 563
Simsmetal Services Pty Limited	000 166 987
Sims Manufacturing Pty Limited	004 332 870
Sims Industrial Pty Limited	000 090 479
Sims Energy Pty Limited	009 667 752
Sims Group UK Limited	UK 3242331
Sims Group UK Holdings Limited	UK 2904307
Mirec BV	The Netherlands 17073024
Sims Recycling Solutions AB	Sweden
Simsmetal Industries Limited	New Zealand
Sims M+R GmbH	Germany
Sims Group German Holdings GmbH	Germany
Sims Metal Management Asia Limited (formerly known as Sims Asia Holdings Limited)	Hong Kong
Sims Group Recycling Solutions Canada Ltd.	Canada
Sims Group Canada Holdings Limited	Canada
Sims Group USA Corporation	Delaware
Sims Group Global Trade Corporation	Delaware
North Carolina Resource Conservation, LLC	North Carolina
Sims Group USA Holdings Corporation	Delaware
SHN Co., LLC	Delaware
HNE Recycling LLC	Delaware
HNW Recycling LLC	Delaware
Schiabo Larovo Corporation	Delaware
Simsmetal East LLC	Delaware
Simsmetal West LLC	Delaware
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ACN/ARBN/Registered Number/Place of
Name of Guarantor	Incorporation
Sims Recycling Solutions Holdings Inc. (formerly known as Sims Recycling Solutions, Inc.)	Illinois
SMM — North America Trade Corporation (formerly known as Metal Management S&A Holdings, Inc.)	Delaware
Sims Recycling Solutions, Inc. (formerly known as United Refining & Smelting Co)	Illinois
Metal Management, Inc.	Delaware
CIM Trucking, Inc.	Illinois
Metal Management Alabama, Inc.	Delaware
Metal Management Arizona, L.L.C.	Arizona
Metal Management Connecticut, Inc.	Delaware
Metal Management Indiana, Inc.	Illinois
Metal Management Memphis, L.L.C.	Tennessee
Metal Management Midwest, Inc.	Illinois
Metal Management Mississippi, Inc.	Delaware
Metal Management New Haven, Inc.	Delaware
Metal Management Northeast, Inc.	New Jersey
Metal Management Ohio, Inc.	Ohio
Metal Management Pittsburgh, Inc.	Delaware
Metal Management Proler Southwest, Inc.	Delaware
Metal Management West Coast Holdings, Inc.	Delaware
Metal Management West, Inc.	Colorado
MM Metal Dynamics Holdings, Inc.	Delaware
Naporano Iron & Metal, Inc.	Delaware
New York Recycling Ventures, Inc.	Delaware
Proler Southwest GP, Inc.	Delaware
Proler Southwest LP	Texas
Reserve Iron & Metal Limited Partnership	Delaware
Metal Dynamics LLC	Delaware
Metal Dynamics Detroit LLC	Delaware
TH Properties LLC (formerly known as Metal Dynamics Indianapolis LLC)	Delaware
Sims Municipal Recycling of New York LLC	Delaware
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Westpac

Signed for Westpac Banking Corporation by its attorney

Name:
Title:
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Guarantors and Undertaking Companies

Accepted and agreed for and on behalf of:
Sims Metal Management Limited ACN 114 838 630

Director	Director/Secretary
Name (please print)	Name (please print)
Date of acceptance:
We confirm:
The Company is solvent. It is not prevented by Chapter 2E or any other provision of the Corporations Act 2001 from entering into and performing the accepted agreement. We hold the offices stated under our signatures. We am/are authorised to sign the accepted agreement.
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Executed by
Schiabo Larovo Corporation
by its officer:

Signature of officer

Name of officer (please print)
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Executed by
Simsmetal East LLC
by its officer:

Signature of officer

Name of officer (please print)
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Executed by
Simsmetal West LLC
by its officer:

Signature of officer

Name of officer (please print)
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Executed by
Metal Management, Inc.
by its officer:

Signature of officer

Name of officer (please print)
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Executed by
Metal Management Alabama, Inc.
by its officer:

Signature of officer

Name of officer (please print)
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Executed by
Metal Management Arizona, L.L.C.
by its officer:

Signature of officer

Name of officer (please print)
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Executed by
Metal Management Connecticut, Inc.
by its officer:

Signature of officer

Name of officer (please print)
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Executed by
Metal Management Memphis, L.L.C.
by its officer:

Signature of officer

Name of officer (please print)
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Executed by
Metal Management Midwest, Inc.
by its officer:

Signature of officer

Name of officer (please print)
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Executed by
Metal Management Mississippi, Inc.
by its officer:

Signature of officer

Name of officer (please print)
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Executed by
Metal Management Northeast, Inc.
by its officer:

Signature of officer

Name of officer (please print)
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Executed by
Metal Management Ohio, Inc.
by its officer:

Signature of officer

Name of officer (please print)
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Executed by
Metal Management West, Inc.
by its officer:

Signature of officer

Name of officer (please print)
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Executed by
Proler Southwest LP
by its officer:

Signature of officer

Name of officer (please print)
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Executed by
Metal Dynamics Detroit LLC
by its officer:

Signature of officer

Name of officer (please print)
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Executed by
Simsmetal Industries Limited
by its directors:

Signature of director	Signature of director

Name of director (please print)	Name of director (please print)
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Executed by Sims M+R GmbH
by its officer:

Signature of officer	Signature of officer

Name of officer (please print)	Name of officer (please print)
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Executed by
Sims Group German Holdings GmbH
by its officer:

Signature of officer	Signature of officer

Name of officer (please print)	Name of officer (please print)
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THE COMMON SEAL of
Sims Metal Management Asia Limited
(formerly known as Sims Asia Holdings Limited)
was affixed to this document in the presence of:

Signature of officer	Signature of officer

Name of officer (please print)	Name of officer (please print)
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Executed by
Sims Group Recycling Solutions Canada Ltd.
by its officer:

Signature of officer

Name of officer (please print)
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Executed by
Sims Group Canada Holdings Limited
by its officer:

Signature of officer

Name of officer (please print)
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Executed by
Sims Recycling Solutions Holdings Inc.
(formerly known as Sims Recycling Solutions, Inc).
by its officer:

Signature of officer

Name of officer (please print)
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Executed by
SMM — North America Trade Corporation
(formerly known as Metal Management S&A Holdings, Inc.)
by its officer:

Signature of officer

Name of officer (please print)
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Executed by
Sims Recycling Solutions, Inc.
(formerly known as United Refining & Smelting Co.)
by its officer:

Signature of officer

Name of officer (please print)
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Executed by
CIM Trucking, Inc.
by its officer:

Signature of officer

Name of officer (please print)
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Executed by
Metal Management Indiana, Inc.
by its officer:

Signature of officer

Name of officer (please print)
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Executed by
Metal Management New Haven, Inc.
by its officer:

Signature of officer

Name of officer (please print)
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Executed by
Metal Management Pittsburgh, Inc.
by its officer:

Signature of officer

Name of officer (please print)
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Executed by
Metal Management Proler Southwest, Inc.
by its officer:

Signature of officer

Name of officer (please print)
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Executed by
Metal Management West Coast Holdings, Inc.
by its officer:

Signature of officer

Name of officer (please print)
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Executed by
MM Metal Dynamics Holdings, Inc.
by its officer:

Signature of officer

Name of officer (please print)
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Executed by
Naporano Iron & Metal, Inc.
by its officer:

Signature of officer

Name of officer (please print)
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Executed by
New York Recycling Ventures, Inc.
by its officer:

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested
Execution version

Executed by
Proler Southwest GP, Inc.
by its officer:

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested
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Executed by
Reserve Iron & Metal Limited Partnership
by its officer:

Signature of officer

Name of officer (please print)
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Executed by
Metal Dynamics LLC
by its officer:

Signature of officer

Name of officer (please print)
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Executed by
TH Properties LLC (formerly known as
Metal Dynamics Indianapolis LLC)
by its member: Metal Dynamics LLC

Signature of officer

Name of officer (please print)
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Executed by
Sims Municipal Recycling of New York LLC
by its officer:

Signature of officer

Name of officer (please print)
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Signed by
Sims Group Australia Holdings Limited
by a director and secretary/director:

Signature of director	Signature of director/secretary

Name of director (please print)	Name of director/secretary (please print)
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Signed by
Simsmetal Holdings Pty Limited
by a director and secretary/director:

Signature of director	Signature of director/secretary

Name of director (please print)	Name of director/secretary (please print)
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Signed by
Simsmetal Services Pty Limited
by a director and secretary/director:

Signature of director	Signature of director/secretary

Name of director (please print)	Name of director/secretary (please print)
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Signed by
Sims Manufacturing Pty Limited
by a director and secretary/director:

Signature of director	Signature of director/secretary

Name of director (please print)	Name of director/secretary (please print)
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Signed by
Sims Industrial Pty Limited
by a director and secretary/director:

Signature of director	Signature of director/secretary

Name of director (please print)	Name of director/secretary (please print)
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Signed by
Sims Energy Pty Limited
by a director and secretary/director:

Signature of director	Signature of director/secretary

Name of director (please print)	Name of director/secretary (please print)
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Signed by
Sims Group UK Limited
by a director and secretary/director:

Signature of director	Signature of director/secretary

Name of director (please print)	Name of director/secretary (please print)
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Signed by
Sims Group UK Holdings Limited
by a director and secretary/director:

Signature of director	Signature of director/secretary

Name of director (please print)	Name of director/secretary (please print)
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Signed by
Mirec BV
by a director and secretary/director:

Signature of director	Signature of director/secretary

Name of director (please print)	Name of director/secretary (please print)
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Signed by
Sims Recycling Solutions AB
by a director and secretary/director:

Signature of director	Signature of director/secretary

Name of director (please print)	Name of director/secretary (please print)
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Executed by
Sims Group USA Corporation
by its officer:

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested
Execution version

Executed by
Sims Group Global Trade Corporation
by its officer:

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested
Execution version

Executed by
North Carolina Resource Conservation LLC
by its officer:

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested
Execution version

Executed by
Sims Group USA Holdings Corporation
by its officer:

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested
Execution version

Executed by
SHN Co., LLC
by its officer:

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested
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Executed by
HNE Recycling LLC
by its officer:

Signature of officer

Name of officer (please print)
[*] Confidential Treatment Requested
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Executed by
HNW Recycling LLC
by its officer:

Signature of officer

Name of officer (please print)
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